Exhibit 32.2
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Science Applications International Corporation (the “Company”) on Form 10-K for the period ended February 1, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Charles A. Mathis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 29, 2019

/s/ Charles A. Mathis

Charles A. Mathis
Chief Financial Officer